Exhibit 10(a)

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                      WESTERN RESOURCES, INC.

                EXECUTIVE SALARY CONTINUATION PLAN

                     (Revised March 15, 1995)




















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                      WESTERN RESOURCES, INC.
                EXECUTIVE SALARY CONTINUATION PLAN

                        Table of Contents
                                                            Page
ARTICLE I
        Definitions and Construction
             1.1  Definitions                                   1
             1.2  Construction                                  2

ARTICLE II
        Eligibility and Participation
             2.1  Eligibility                                   2
             2.2  Participation                                 2

ARTICLE III
        Death Benefit
             3.1  Amount and Payment of Death Benefit           2
             3.2  Partial Distribution Prior to Death           3


ARTICLE IV
        Retirement Benefit
             4.1  Retirement                                    3
             4.2  Disability                                    4
             4.3  Vesting of Retirement Benefit                 4
             4.4  Forfeitability of Retirement Benefit          4

ARTICLE V
        Beneficiary                                             4

ARTICLE VI
        Leave of Absence                                        5

ARTICLE VII
        Source of Benefits
             7.1  Benefits Payable                              5
             7.2  Investments to Facilitate Payment
                    of Benefits                                 5
             7.3  Ownership of Insurance Contracts              5
             7.4  Trust for Payment of Retirement Benefits      6

ARTICLE VIII
        Termination of Employment                               6

ARTICLE IX
        Termination of Participation                            7






                               i
ARTICLE X
        Terminations, Amendment, Modification or Supplement
            of Plan
             10.1  Termination                                  7
             10.2  Rights and Obligations Upon Termination      7
ARTICLE XI
        Other Benefits and Agreements                           8

ARTICLE XII
        Restrictions on Alienation of Benefits                  8

ARTICLE XIII
        Administration of this Program
             13.1  Appointment of Committee                     8
             13.2  Committee Officials                          9
             13.3  Committee Action                             9
             13.4  Committee Rules and Powers - General         9
             13.5  Reliance of Certificates, etc                9
             13.6  Liability of Committee                       9
             13.7  Determination of Benefits                   10
             13.8  Information to Committee                    10
             13.9  Manner and Time of Payment of Benefit       10

ARTICLE XIV
        Adoption of Plan by Subsidiary, Affiliated or
             Associated Companies                              10

ARTICLE XV
        Miscellaneous
             15.1  Execution of Receipts and Releases          10
             15.2  No Guarantee of Interests                   10
             15.3  Company Records                             11
             15.4  Evidence                                    11
             15.5  Notice                                      11
             15.6  Change of Address                           11
             15.7  Effect of Provisions                        11
             15.8  Headings                                    11
             15.9  Governing Law                               11

APPENDIX I
        Executive Salary Continuation Plan Agreement
            for Western Resources, Inc.                     I-1-3

APPENDIX II
        Executive Salary Continuation Plan Agreement for
            Astra Resources, Inc., a Wholly Owned
            Subsidiary of Western Resources, Inc           II-1-3

APPENDIX III
        Change of Beneficiary Form for Executive Salary
            Continuation Plan                               III-1


                                 ii
                     WESTERN RESOURCES, INC.
              EXECUTIVE SALARY CONTINUATION PLAN
PURPOSE

The purpose of the Western Resources, Inc. Executive Salary Continuation Plan is to provide the specified benefits to a select group of management and highly compensated employees who contribute materially to the continued growth, development and future business success of Western Resources, Inc., and its subsidiaries. It is the intention of Western Resources, Inc. that this program and the individual plans established hereunder be administered as unfunded welfare benefit plans established and maintained for a select group of management or highly compensated employees.

                            ARTICLE I
                 DEFINITIONS AND CONSTRUCTION

        1.1 Definitions. For purposes of this Program, the following phrases or terms shall have the indicated meanings unless otherwise clearly apparent from the context:

           A. "Beneficiary" shall mean the person or persons or the estate of a Participant entitled to receive any benefits under a Plan Agreement entered into in accordance with the terms of this Program.

           B. "Board of Directors" shall mean the Board of Directors of Western Resources, Inc., unless otherwise indicated or the context otherwise requires.

           C.  "Committee" shall mean the  Human Resources
Committee of the Board of Directors or such other Committee appointed to manage and administer the Program and individual Plan Agreements in accordance with the provisions of Article XIII hereof.

           D. "Company" shall mean Western Resources, Inc., and its subsidiaries and predecessor entities.

           E. "Compensation" shall mean the base and short term incentive cash compensation paid to or deferred by a Participant during a calendar year.

           F. "Totally and Permanently Disabled" means when, on the basis of medical evidence, it is determined that a Participant:

            a) is totally disabled so as to be prevented from any comparable employment with the Company, including a disability resulting from an occupational cause; and

            b)   will be disabled permanently.

                              1
           G. "Employee" shall mean any person who is in the regular full-time employment of the Company or is on authorized leave of absence therefrom, as determined by the personnel rules and practices of the Company. The term does not include persons who are retained by the Company solely as consultants or under contract.

           H. "Participant" shall mean an Employee who is selected and elects to participate in the Program through the execution of a Plan Agreement in accordance with the provisions of Article II.

           I. "Plan Agreement" shall mean the form of written agreement which is entered into by and between the Company and an Employee selected to become a Participant as a condition to participation in the Program. The form of agreement currently used is attached hereto as Appendix I.

           J.  "Program" shall mean the Western Resources, Inc.
Executive Salary Continuation Plan as embodied herein and as amended from time to time.

           K. "Rabbi Trust" shall mean the trust created to hold assets which will be used to pay the benefits provided hereunder, as provided in Section 7.4.

            L. "Retirement" and "Retire" shall mean severance of employment with the Company, other than as the result of death or Total and Permanent Disability.

        1.2 Construction. The singular when used herein may include the plural unless the context clearly indicates to the contrary. The words "hereof", "herein", "hereunder", and other similar compounds of the word "here" shall mean and refer to the entire Program and not to any particular provision or section. Whenever the words "Article" or "Section" are used in this Program, or a cross reference to an "Article" or "Section" is made, the Article or Section referred to shall be an Article or Section of this Program unless otherwise specified.


                         ARTICLE II
                 ELIGIBILITY AND PARTICIPATION

        2.1 Eligibility. In order to be eligible for participation in the Program, an Employee must be selected by the Committee which, in its sole and absolute discretion, shall determine eligibility for participation in accordance with the purposes of the Program.

        2.2 Participation. An Employee, having been selected to participate in this Program by the Committee, shall, as a condition to participate, complete and return to the Committee a duly executed Plan Agreement electing to participate in the Program and agreeing to the terms and conditions thereof.


                                ARTICLE III
                               DEATH BENEFIT

        3.1 Amount and Payment of Death Benefit. In the event a Participant dies prior to Retirement from the Company, the Company will pay or cause to be paid a Death Benefit (as herein defined) to such Participant's Beneficiary in the amount or amounts set forth in such Particiant's Plan Agreement and as therein specified, commencing on the first day of the month following the date of such Participant's death, or as otherwise specified in such Participant's Plan Agreement.






































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        3.2  Partial Distribution Prior to Death.  If a Participant
shall die after becoming entitled to a Retirement Benefit, but before the total amount payable to such Participant as a Retirement Benefit has been paid, the Retirement Benefit payments then remaining unpaid to such Participant shall be paid to such Participant's Beneficiary, in accordance with the payment schedule pursuant to which payments are made under Sections 4.1, 4.2, or 4.3.

                            ARTICLE IV
                          RETIREMENT BENEFIT

        4.1 Retirement. If a Participant has remained an Employee until age sixty-five (65) and shall then retire, the Company will pay or cause to be paid to such Participant as a Retirement
Benefit (as herein defined), the amount per month specified herein and in such Participant's Plan Agreement, commencing on the first day of the month following such Participant's retirement, or as otherwise specified in such Participant's Plan Agreement. If a Participant Retires prior to age sixty-five
(65), the Company will pay or cause to be paid to such Participant as a Retirement Benefit, the amount (if any) per month specified herein and in such Participant's Plan Agreement, commencing on the first day of the month following such Participant's Retirement, or as otherwise specified by such Participant and as permitted by such Participant's Plan
Agreement. Provided however, retirement benefit payments shall not commence until the later of (i) the Participant attaining the age of fifty (50), and (ii) the commencement of retirement benefit payments to the Participant under the Western Resources, Inc. Retirement Plan.

                                  Retirement Benefit
          Retirement Age              Percentage

            50 & under                   50.00%
            51                           51.20%
            52                           52.40%
            53                           53.60%
            54                           54.80%
            55                           56.00%
            56                           56.57%
            57                           57.14%
            58                           57.71%
            59                           58.28%
            60                           58.85%
            61                           59.42%
            62                           60.00%
            63                           60.56%
            64                           61.13%
            65 & over                    61.70%

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         4.2  Disability.  If a Participant shall become Totally
and Permanently Disabled prior to Retirement and such total disability continues for more than six (6) months, such Participant shall be entitled to the same retirement benefit such Participant would have received had such Participant attained the age of sixty-five (65) at the time of such total disability.

         4.3 Vesting of Retirement Benefit. Notwithstanding any provision contained herein which may imply or specify to the contrary, a Participant's Retirement Benefit shall unconditionally vest in such Participant according to the following vesting schedule:

            Years of Service              Vested Percentage of
            with the Company               Retirement Benefit

                 0 to 5                               0%
                    6                                10%
                    7                                20%
                    8                                30%
                    9                                40%
                   10                                50%
                   11                                60%
                   12                                70%
                   13                                80%
                   14                                90%
               15 or more                           100%


If a participant attains age 65, such Participant shall be 100% vested regardless of the above schedule. Retirement Benefits hereunder offsetting the limitations of Internal Revenue Code
Section 401 (a)(17) shall be immediately vested for all purposes.

         4.4  Forfeitability of Retirement Benefit.
Notwithstanding any provision contained herein which may imply or specify to the contrary, a Participant's right to receive a Retirement Benefit under this Program and such Participant's Plan Agreement shall be forfeitable to the extent that such Retirement Benefit has not vested as described in Section 4.3.


                       ARTICLE V
                      BENEFICIARY

        A Participant shall designate a beneficiary to receive benefits under the Program and Plan Agreement by completing the appropriate space in the Plan Agreement. If more than one Beneficiary is named, the shares and/or precedence of each Beneficiary shall be indicated. As a condition to any married Participant designating a Beneficiary other than such

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Participant's spouse, the Committee may require the spouse's consent. A Participant shall have the right to change the Beneficiary by submitting to the Committee a Change of Beneficiary in the form attached as Appendix III hereof; provided, however, that no change of Beneficiary shall be effective until acknowledged in writing by the Committee. If the Company has any doubt as to the proper Beneficiary to receive payments hereunder, the Company shall have the right to withhold such payments until the matter is finally adjudicated. Any payment made or caused to be made by the Company in good faith and in accordance with the provisions of this Program and a Participant's Plan Agreement shall fully discharge the Company from all further obligations with respect to such payment.


                         ARTICLE VI
                     LEAVE OF ABSENCE

        If a Participant is authorized by the Company for any reason, including military, medical, or other, to take a leave of absence from employment, such Participant's Plan Agreement shall remain in effect.


                           ARTICLE VII
                       SOURCE OF BENEFITS

        7.1 Benefits Payable. Amounts payable hereunder shall be paid exclusively from the general assets of the Company or the Rabbi Trust to be established pursuant to Section 7.4, and no person entitled to payment hereunder shall have any claim, right, security interest, or other interest in any fund, trust, account, insurance contract, or asset of the Company which may be looked to for such payment. The Company's liability for the payment of benefits hereunder shall be evidenced only by this Program and each Plan Agreement entered into between the Company and a Participant.

        7.2 Investments to Facilitate Payment of Benefits. Although the Company is not obligated to invest in any specific asset or fund, or purchase any insurance contract, in order to provide the means for the payment of any liabilities under this Program, the Company may elect to do so, and, in such event, no Participant shall have any interest whatever in such asset, fund, or insurance contract. In the event the Company elects to purchase or causes to be purchased insurance contracts on the life of a Participant as a means for making, offsetting, or contributing to any payment, in full or in part, which may become due and payable by the Company under this Program or a Participant's Plan Agreement, such Participant agrees to cooperate in the securing of life insurance on such Participant's life by furnishing such information as the Company and the insurance carrier may require, including the results and reports of previous Company and other insurance carrier physical examinations as may be requested, and taking any other action which may be requested by the Company and the insurance carrier to obtain such insurance coverage. If a Participant does not cooperate in the securing of such life insurance, the Company shall have no further obligation to such Participant under this Program, and such Participant's Plan Agreement shall terminate.

        7.3 Ownership of Insurance Contracts. The Company shall be the sole owner of any insurance contracts acquired on the life of a Participant with all incidents of ownership therein, including, but not limited to, the right to cash and loan values, dividends, if any, death benefits, and the right to termination thereof, and

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a Participant shall have no interest whatsoever in such
contracts, if any, and shall exercise none of the incidents of ownership thereof. Provided however, the Company may assign any such insurance contracts to the trustee of the Rabbi Trust.

        7.4 Trust for Payment of Retirement Benefits. The Company shall create a Rabbi Trust for the purpose of facilitating any retirement benefits payable hereunder. Such trust will be funded upon the occurrence of any of the following events:

a)  At the Retirement of a Plan Participant;

b)  Upon a decision by the Board of Directors ;

c) If the shareholders of the Company approve the merger or consolidation of the Company with or into any other corporation (other than a corporation wholly-owned by the Company immediately prior to such event) or the acquisition of substantially all of the business or assets of the Company by any other person or entity (other than a corporation wholly-owned by the Company immediately prior to such event);

d) If a change occurs in the Board of Directors of the Company whereby Directors comprising a majority of the Board of Directors immediately prior to such change do not continue to comprise such a majority immediately after such change, provided that incremental and/or related changes (including but not limited to resignations from the Board of Directors) which occur within an 18 month period of time shall be considered to be but a single change for purposes of this subparagraph; or

e) If, as a result of any tender offer or otherwise, any person or entity or affiliated group becomes the beneficial or record owner (directly or indirectly) of more than 10% of the outstanding voting securities of the Company.

        Such funding will be in an amount sufficient for the trustee to purchase Single Premium Annuities from qualified and financially sound insurance companies to provide the applicable vested retirement benefits payable under this Program and Plan Agreements. Such funding and the purchase of insurance, if any, will not relieve the Company of its obligations to pay or cause to be paid the benefits hereunder.


                          ARTICLE VIII
                     TERMINATION OF EMPLOYMENT

        Neither this Program nor a Participant's Plan Agreement, either singly or collectively, in any way obligate the Company, or any subsidiary of the Company, to continue the employment of a Participant with the Company, or any subsidiary of the Company, nor does either limit the right of the Company or any subsidiary of the Company at any time and for any reason to terminate the Participant's employment. Termination of a Participant's employment with the Company, or any subsidiary of the Company, for any reason, whether by action of the Company, subsidiary, or Participant, shall immediately terminate the Participant's participation in this Program and such Participant's Plan Agreement, and all further obligations of either party thereunder, except as may be provided in Article X and the Participant's Plan Agreement. In no event shall this Program or a Plan Agreement, either singly or collectively, by their terms or implications constitute an employment contract of any nature whatsoever between the Company, or any subsidiary, and a Participant.

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                            ARTICLE IX
                   TERMINATION OF PARTICIPATION

        A Participant reserves the right to terminate participation in this Program and such Participant's Plan Agreement at any time by giving the Company written notice of such termination not less than 30 days (i) prior to the anniversary date of any contract or contracts of insurance on the life of such Participant which may be in force and utilized by the Company in connection with this Program, or (ii) prior to the date a Participant selects for termination if no insurance contract is in effect.



                           ARTICLE X
              TERMINATIONS, AMENDMENT, MODIFICATION,
                     OR SUPPLEMENT OF PLAN

        10.1 Termination. The Company reserves the right to terminate, amend, modify, or supplement this Program, wholly or partially, from time to time, and at any time. The Company likewise reserves the right to amend, modify, or supplement any Plan Agreement, wholly or partially, from time to time. Such right to terminate, amend, modify, or supplement this Program or any Plan Agreement shall be exercised for the Company by the Committee; provided, however, that the Committee shall take no action to terminate this Program or a Plan Agreement or to reduce benefits, with respect to any person who is a Participant (or a Beneficiary) at the time of the termination or reduction. This prohibition against the reduction of Participants' benefits shall apply as well to benefits Participants may earn (under this Program and their Plan Agreement) by their future service and future increases in compensation. Any termination of this Program shall be limited to Employees who at the time of such termination are not Participants. Provided however, in the event of a change of control of the Company, the surviving corporation, if other than the Company, may terminate this Program and the Plan Agreements upon substitution by such corporation of a plan or program providing benefits no less favorable to the Participants.


        10.2 Rights and Obligations Upon Termination. Upon the termination of this Program by the Committee, or the termination of any Plan Agreement by a Participant, in accordance with the provisions for such termination, neither this Program nor the

                                7


Plan Agreement shall be of any further force or effect, and no party shall have any further obligation under either this Program or any Plan Agreement so terminated, except as provided in Sections 4.3, 10.1 or as elsewhere provided in this Program.


                            ARTICLE XI
                   OTHER BENEFITS AND AGREEMENTS

        The benefits provided for a Participant and such Participant's Beneficiary hereunder and under such Participant's Plan Agreement are in addition to any other benefits available to such Participant under any other program, plan or agreement of the Company for its Employees and the Participants, and, except as may be otherwise expressly provided for, this Program and Plan Agreements entered into hereunder shall supplement and shall not supersede, modify, or amend any other program, plan or agreement of the Company or a Participant. Moreover, benefits under this Program and Plan Agreements entered into hereunder shall not be considered compensation for the purpose of computing contributions or benefits under any plan maintained by the Company, or any of its subsidiaries, which is qualified under
Section 401(a) of the Internal Revenue Code of 1986, as amended.


                           ARTICLE XII
              RESTRICTIONS ON ALIENATION OF BENEFITS

        No right or benefit under this Program or a Plan Agreement shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same shall be void. No right or benefit hereunder or under any Plan Agreement shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefit. If any Participant or Beneficiary under this Program or a Plan Agreement should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right to a benefit hereunder or under any Plan Agreement, then such right or benefit shall, in the discretion of the Committee, cease, and in such event, the Committee may hold or apply the same or any part thereof for the benefit of such Participant or Beneficiary, his or her spouse, children, or other dependents, or any of them, in such portion as the Committee, in its sole and absolute discretion, may deem proper.


                             ARTICLE XIII
                      ADMINISTRATION OF THIS PROGRAM

        13.1 Appointment of Committee. The general administration of this Program, and any Plan Agreements executed hereunder, as well as construction and interpretation thereof, shall be vested in the Committee, the number and members of which shall be designated and appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. Any such member of the Committee may resign by notice in writing filed with the secretary of the Committee. Vacancies shall be filled promptly by the Board of Directors.

                                  8

        13.2 Committee Officials. The Board of Directors may designate one of the members of the Committee as Chairman and may appoint a secretary who need not be a member of the Committee. The secretary shall keep minutes of the Committee's proceedings and all data, records, and documents relating to the Committee's administration of this Program and any Plan Agreements executed hereunder. The Committee may appoint from its number such subcommittees with such powers as the Committee shall determine and may authorize one or more of its members or any agent to execute or deliver any instrument or make any payment on behalf of the Committee.

        13.3 Committee Action. All resolutions or other actions taken by the Committee shall be by the vote of a majority of those present at a meeting at which a majority of the members are present, or in writing by all the members at the time in office if they act without a meeting.

        13.4 Committee Rules and Powers - General. Subject to the provisions of this Program, the Committee may from time to time establish rules, forms, and procedures for the administration of this Program, including Plan Agreements. Except as herein otherwise expressly provided, the Committee shall have the exclusive right to interpret this Program and any Plan
Agreements, and to decide any and all matters arising thereunder or in connection with the administration of this Program and any Plan Agreements, and it shall endeavor to act, whether by general rules or by particular decisions, so as not to discriminate in favor of or against any person. The Committee shall have the exclusive right to determine Total and Permanent Disability with respect to a Participant (consistent with this Plan's definition of the term ), such determinations to be made on the basis of such medical and/or other evidence that the Committee, in its sole and absolute discretion, may require. Such decisions, actions, and records of the Committee shall be conclusive and binding upon the Company, the Participants, and all persons having or claiming to have rights or interests in or under this Program.

        13.5 Reliance on Certificates, etc. The members of the Committee and the Officers and Directors of the Company shall be entitled to rely on all certificates and reports made by any duly appointed accountants, and on all opinions given by any duly appointed legal counsel. Such legal counsel may be counsel for the Company.

        13.6 Liability of Committee. No member of the Committee shall be liable for any act or omission of any other member of the Committee, or for any act or omission on his part, excepting only his own willful misconduct. The Company shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of membership on the Committee, excepting only expenses and liabilities arising out of a Committee member's own willful misconduct. Expenses against which a member of the Committee shall be indemnified hereunder shall include, without limitation, the amount of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted, or a proceeding brought, or settlement thereof. The foregoing right of indemnification shall be in addition to any other rights to which any such member may be entitled.


                                  9


        13.7 Determination of Benefits. In addition to the powers hereinabove specified, the Committee shall have the power to compute and certify, under this Program and any Plan Agreement, the amount and kind of benefits from time to time payable to Participants and their Beneficiaries, and to authorize all disbursements for such purposes.

        13.8 Information to Committee. To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters relating to the compensation of all Participants, their retirement, death, or other cause for termination of employment, and such other pertinent facts as the Committee may require.

        13.9  Manner and Time of Payment of Benefits.  The
Committee shall have the power, in its sole and absolute discretion, to change the manner and time of payment of benefits to be made to a Participant or his Beneficiary from that set forth in the Participant's Plan Agreement if requested to do so by such Participant or Beneficiary.


                             ARTICLE XIV
                   ADOPTION OF PLAN BY SUBSIDIARY,
                 AFFILIATED OR ASSOCIATED COMPANIES

        Any corporation which is a subsidiary of the Company may, with the approval of the Committee, adopt this Plan and thereby come within the definition of Company in Article I hereof.


                               ARTICLE XV
                             MISCELLANEOUS

        15.1 Execution of Receipts and Releases. Any payment to a Participant, a Participant's legal representative, or Beneficiary in accordance with the provisions of this Program or any Plan Agreement executed hereunder shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Company.
The Company may require such Participant, legal representative, or Beneficiary, as a condition precedent to such payment, to execute a receipt and release therefor in such form as it may determine.

        15.2 No Guarantee of Interests. Neither the Committee nor any of its members guarantees the payment of any amounts which may be or becomes due to any person or entity under this Program or any Plan Agreement executed hereunder. The liability of the Company to make any payment under this Program or any Plan Agreement executed hereunder is limited to the then available assets of the Company and the trust established under Section 7.4 hereof.

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        15.3  Company Records.  Records of the Company as to a
Participant's employment, termination of employment and the reason therefor, reemployment, authorized leaves of absence, and compensation shall be conclusive on all persons and entities, unless determined to be incorrect.

        15.4 Evidence. Evidence required of anyone under this Program and any Plan Agreement executed hereunder may be by certificate, affidavit, document, or other information which the person or entity acting on it considers pertinent and reliable, and signed, made, or presented by the proper party or parties.

        15.5 Notice. Any notice which shall be or may be given under this Program or a Plan Agreement executed hereunder shall be in writing and shall be mailed by United States mail, postage prepaid. If notice is to be given to the Company, such notice shall be addressed to the Company at:

                           818 S. Kansas Avenue
                           Topeka, Kansas 66612

and marked to the attention of the Secretary, Executive Salary
Continuation Plan Administrative Committee; or, if notice to a Participant, addressed to the address shown on such Participant's most recent employment file with the Company.

        15.6 Change of Address. Any party may, from time to time, change the address to which notices shall be mailed by giving written notice of such new address.

        15.7 Effect of Provisions. The provisions of this Program and of any Plan Agreement executed hereunder shall be binding upon the Company and its successors and assigns, and upon a Participant, his Beneficiary, assigns, heirs, executors, and administrators.

        15.8 Headings. The titles and headings of Articles and Sections are included for convenience of reference only and are not to be considered in the construction of the provisions hereof or any Plan Agreement executed hereunder.

        15.9 Governing Law. All questions arising with respect to this Program and any Plan Agreement executed hereunder shall be determined by reference to the laws of the State of Kansas in effect at the time of their adopting and execution, respectively.

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        The changes made by this revised and restated Program shall be effective for Participants with respect to whom no Retirement, Disability, or Death Benefit payments have commenced as of March
15, 1995 and their Beneficiaries.

       Signed this 15th day of March, 1995.

                                      WESTERN RESOURCES, INC.


                                   By____________________________
Attested by:                          (Executive Vice President)



______________________________
(Secretary)
(SEAL)








- -----------------------------------------------------------------

                         APPENDIX I
       EXECUTIVE SALARY CONTINUATION PLAN AGREEMENT FOR
                    WESTERN RESOURCES, INC.

- -----------------------------------------------------------------

             EXECUTIVE SALARY CONTINUATION PLAN AGREEMENT
                     FOR WESTERN RESOURCES, INC.


I acknowledge that, as an Employee of Western Resources, Inc., I have been offered an opportunity to participate in the Western Resources, Inc. Executive Salary Continuation Program (Program) described in the attached document (which is incorporated herein by reference), and that I have elected one of the alternatives set forth as indicated by the space which I have checked:

________  To participate in the Program

________  Not to participate in the Program

My Retirement Benefit, disability benefits, death benefits, and commencement of such payments, and designated Beneficiary(ies) are agreed to be as follows:

     1.A Retirement Benefit (Article IV of Program). Subject to the vesting schedule in Section 4.3 of the Program, an amount which, when combined with existing pension benefits under the Western Resources, Inc. Retirement Plan, will provide the percentage of the final 36 months average Compensation, for life (15 years minimum) as illustrated below:

                                     Retirement Benefit
         Retirement Age                  Percentage

            50 & under                      50.00%
            51                              51.20%
            52                              52.40%
            53                              53.60%
            54                              54.80%
            55                              56.00%
            56                              56.57%
            57                              57.14%
            58                              57.71%
            59                              58.28%
            60                              58.85%
            61                              59.42%
            62                              60.00%
            63                              60.56%
            64                              61.13%
            65 & over                       61.70%

                                1


    1.B Commencement of Retirement Benefit Payments. The amount of the Retirement Benefit Payments will be based on the following table depending upon the Participant's age when Benefit Payments are to commence:

               Age At                 Payout Percentage Factor
           Commencement of             Of Retirement Benefit
          Benefit Payments                   Percentage

                 50                               50%
                 51                               55%
                 52                               60%
                 53                               65%
                 54                               70%
                 55                               75%
                 56                               80%
                 57                               85%
                 58                               90%
                 59                               95%
                 60 & older                      100%

    2. IRC Section 401(a)(17) Limitations. Notwithstanding Paragraphs 1A and 1B above, the Program and this Plan Agreement shall provide a Retirement Benefit attributable to the Participant's annual base compensation that is in excess of IRC
Section 401(a)(17) limitations. This benefit will be computed by applying the same benefit formula, vesting provisions, and early retirement provisions as are in the Western Resources, Inc. Pension Plan. Any benefit provided under this provision will offset the benefit provided under Paragraphs 1A and 1B above.

    3. Disability Benefit (Article IV of Program). If Total and Permanent Disability should occur prior to Retirement, an amount which, when combined with then existing pension benefits under the Western Resources, Inc. Retirement Plan, will provide 61.7% of the final 36 months average Compensation for life (15 years minimum).

    4. Death Benefit. (Article III of Program). If death occurs before Retirement, an amount which, when combined with then existing pension benefits under the Western Resources, Inc. Retirement Plan, will provide 50% (or the vested Retirement Benefit, whichever is greater) of the previous 36 months average Compensation, payable to the Beneficiary for 180 months following death.

    5. Participant hereby designates as Primary Beneficiary under the Program and this Plan Agreement:

                          2

_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________

and, Participant hereby designates as Secondary Beneficiary under the Program and this Plan Agreement:
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________

The term "Beneficiary" as used herein shall mean the Primary Beneficiary if such Primary Beneficiary shall survive Participant by at least 30 days, and shall mean the Secondary Beneficiary if Primary Beneficiary does not survive Participant by at least 30 days, and shall mean the Estate of the Participant, if neither Primary nor Secondary Beneficiary survives Participant by at least 30 days. Participant shall have the right to change Participant"s designation of Primary and/or Secondary Beneficiary from time to time, in such manner as shall be required by the Company, it being agreed that no change in beneficiary shall be effective until acknowledged in writing by the Committee. (If Beneficiary is to be irrevocable, strike and initial previous sentence.)

I further acknowledge that neither the Company nor any of its subsidiaries, affiliated companies, officers, employees, or agents has any responsibility whatsoever for the changes which I may make in other personal plans or programs as a result of my decision regarding the Program and they are fully released to such extent. The Company agrees that although the Program may be terminated or modified at any time, in the sole discretion of the Company, a Participant shall have those rights provided for in
Article X of said Program to the extent such may be applicable to such Participant's at the time of such termination.

        IN WITNESS WHEREOF, Western Resources, Inc. and Plan
Participant have executed this Plan Agreement as of March 15, 1995.

                                 WESTERN RESOURCES, INC.


                                _____________________________
                                    Executive Vice President
PARTICIPANT:

_______________________
(Signature)


________________________

(Type or Print Name)

- -----------------------------------------------------------------


                       APPENDIX II
             EXECUTIVE SALARY CONTINUATION PLAN
             AGREEMENT FOR ASTRA RESOURCES, INC.

- -----------------------------------------------------------------

              EXECUTIVE SALARY CONTINUATION PLAN AGREEMENT
         FOR ASTRA RESOURCES, INC., A WHOLLY OWNED SUBSIDIARY OF
                        WESTERN RESOURCES, INC.


I acknowledge that, as an Employee of Astra Resources, Inc., a wholly owned subsidiary of Western Resources, Inc., I have been offered an opportunity to participate in the Western Resources, Inc. Executive Salary Continuation Program (Program) described in the attached document, and that I have elected one of the alternatives set forth as indicated by the space which I have checked:

          To participate in the Program

          Not to participate in the Program

My Retirement Benefit, disability benefits, death benefits, and commencement of such payments, and designated Beneficiary(ies) are agreed to be as follows:

     1.A Retirement Benefit (Article IV of Program). Subject to the vesting schedule in Section 4.3 of the Program, an amount which, when combined with existing pension benefits under the Western Resources, Inc. Retirement Plan, will provide the percentage of the final 36 months average Compensation, for life (15 years minimum) as illustrated below:

                                         Retirement Benefit
                Retirement Age               Percentage

                   50 & under                  50.00%
                   51                          51.20%
                   52                          52.40%
                   53                          53.60%
                   54                          54.80%
                   55                          56.00%
                   56                          56.57%
                   57                          57.14%
                   58                          57.71%
                   59                          58.28%
                   60                          58.85%
                   61                          59.42%
                   62                          60.00%
                   63                          60.56%
                   64                          61.13%
                   65 & over                   61.70%


                              1




        1.B Commencement of Retirement Benefit Payments. The amount of the Retirement Benefit Payments will be based on the following table depending upon the Participant's age when Benefit
Payments are to commence:

                Age At             Payout Percentage Factor
            Commencement of          Of Retirement Benefit
           Benefit Payments               Percentage

                 50                           50%
                 51                           55%
                 52                           60%
                 53                           65%
                 54                           70%
                 55                           75%
                 56                           80%
                 57                           85%
                 58                           90%
                 59                           95%
                 60 & older                  100%

        2. IRC Section 401(a)(17) Limitations. Notwithstanding Paragraphs 1A and 1B above, the Program and this Plan Agreement shall provide a Retirement Benefit attributable to the Participant's annual base compensation that is in excess of IRC
Section 401(a)(17) limitations. This benefit will be computed by applying the same benefit formula, vesting provisions, and early retirement provisions as are in the Western Resources, Inc. Pension Plan. Any benefit provided under this provision will offset the benefit provided under Paragraphs 1A and 1B above.

        3. Disability Benefit (Article IV of Program). If Total and Permanent Disability should occur prior to Retirement, an amount which, when combined with then existing pension benefits under the Western Resources, Inc. Retirement Plan, will provide 61.7% of the final 36 months average Compensation for life (15 years minimum).

        4. Death Benefit. (Article III of Program). If death occurs before Retirement, an amount which, when combined with then existing pension benefits under the Western Resources, Inc. Retirement Plan, will provide 50% (or the vested Retirement Benefit, whichever is greater) of the previous 36 months average Compensation, payable to the Beneficiary for 180 months following death.

        5. Participant hereby designates as Primary Beneficiary under the Program and this Plan Agreement:

                            2
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________

and, Participant hereby designates as Secondary Beneficiary under the Program and this Plan Agreement:
_______________________________________________________________
_______________________________________________________________
_______________________________________________________________

The term "Beneficiary" as used herein shall mean the Primary Beneficiary if such Primary Beneficiary shall survive Participant by at least 30 days, and shall mean the Secondary Beneficiary if Primary Beneficiary does not survive Participant by at least 30 days, and shall mean the Estate of the Participant, if neither Primary nor Secondary Beneficiary survives Participant by at least 30 days. Participant shall have the right to change Participant's designation of Primary and/or Secondary Beneficiary from time to time, in such manner as shall be required by the Company, it being agreed that no change in beneficiary shall be effective until acknowledged in writing by the Committee. (If Beneficiary is to be irrevocable, strike and initial previous sentence.)

I further acknowledge that neither the Company nor any of its subsidiaries, affiliated companies, officers, employees, or agents has any responsibility whatsoever for the changes which I may make in other personal plans or programs as a result of my decision regarding the Program and they are fully released to such extent. The Company agrees that although the Program may be terminated or modified at any time, in the sole discretion of the Company, a Participant shall have those rights provided for in
Article X of said Program to the extent such may be applicable to such Participant's at the time of such termination.

        IN WITNESS WHEREOF, Western Resources, Inc. and Plan
Participant have executed this Plan Agreement as of March 15, 1995.

                                    WESTERN RESOURCES, INC.


                              __________________________________
                                   Executive Vice President

PARTICIPANT:


_________________________________
(Signature)

_________________________________
(Type or Print Name)




                                    3










- -----------------------------------------------------------------


                          APPENDIX III
                 CHANGE OF BENEFICIARY FORM FOR
                EXECUTIVE SALARY CONTINUATION PLAN

- -----------------------------------------------------------------

                    WESTERN RESOURCES, INC.
                 CHANGE OF BENEFICIARY FORM FOR
               EXECUTIVE SALARY CONTINUATION PLAN


I,___________________________________, as a Participant in the
above Plan, hereby request to change the Beneficiary Designation dated ________________ as follows:

Primary Beneficiary:_____________________________________________
_________________________________________________________________
_________________________________________________________________



Secondary Beneficiary:___________________________________________
_________________________________________________________________
_________________________________________________________________


The term "Beneficiary" as used herein shall mean the Primary Beneficiary if such Primary Beneficiary shall survive Participant by at least 30 days, and shall mean the Secondary Beneficiary if Primary Beneficiary does not survive Participant by at least 30 days, and shall mean Estate of the Participant, if neither Primary nor Secondary Beneficiary survives Participant by at least 30 days. Participant shall have the right to change Participant's designation of Primary and/or Secondary Beneficiary from time to time in such manner as shall be required by the Company, it being agreed that no change in beneficiary shall be effective until acknowledged in writing by the Committee. (If Beneficiary is to be irrevocable, strike and initial previous sentence.)

DATE:                                PARTICIPANT:

_________________________            _________________________
                                     (Signature)

                                     ________________________
                                     Type or Print Name)


                                     PARTICIPANT'S SPOUSE:

                                     _______________________
                                     (Signature)

                                     _______________________
                                     (Type or Print Name)